JOHN HANCOCK V.A. 500 INDEX FUND

                    Supplement to the following Prospectuses:

          John Hancock Variable Annuity Account JF dated August 6, 1996
              John Hancock Declaration Trust dated August 12, 1996
         John Hancock Variable Annuity Account H dated January 22, 1997



Effective February 10, 1997, the Adviser agreed to limit the management fee it receives from the Fund to 0.10% of the Fund's average net assets. The other expenses (excluding advisory fees) will remain at 0.25% so that the total Fund expenses will not exceed 0.35% of the Fund's average net assets. The Adviser reserves the right to terminate this management fee limitation in the future.




February 10, 1997

VA0PS 2/97